Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

Note 1—Summary of Significant Accounting Policies

Holding Company Reorganization.    In 2015, the Board of Directors (“Board”) of the Southwest Gas Corporation (“the Company”) authorized management to evaluate and pursue a holding company reorganization to provide further separation between regulated and unregulated businesses, and to provide additional financing flexibility. As part of the holding company reorganization, Centuri Construction Group, Inc. (“Centuri” or the “construction services” segment) and Southwest Gas Corporation would each be subsidiaries of the new publicly traded parent holding company (Southwest Gas Holdings, Inc.); whereas, historically, Centuri had been a direct subsidiary of Southwest Gas Corporation. All of Southwest Gas Corporation’s outstanding debt securities (not associated with Centuri) at the time of the reorganization would remain at the Southwest Gas utility entity. Regulatory applications for preapproval of such reorganization were filed with the ACC, the CPUC, and the PUCN in October 2015. Approvals were received from the CPUC, the PUCN, and the ACC in January, March, and May, respectively, of 2016. The Board approved the reorganization in December 2016 which became effective in January 2017. Each outstanding share of Southwest Gas Corporation common stock automatically converted into a share of stock in Southwest Gas Holdings, Inc., on a one-for-one basis, and the ticker symbol of the stock, “SWX,” remains unchanged. Throughout this report, the “Company” refers to Southwest Gas Corporation and subsidiaries for periods prior to January 1, 2017 and to Southwest Gas Holdings, Inc. and subsidiaries for periods subsequent to December 31, 2016. Specific disclosures and references to Southwest Gas Holdings, Inc. (the “holding company”) give effect to events and conditions of the equity registrant/consolidated entity and its officers or directors after December 31, 2016.

Nature of Operations.    The Company consists of two segments: natural gas operations (“Southwest”) and construction services (Centuri). Southwest is engaged in the business of purchasing, distributing, and transporting natural gas for customers in portions of Arizona, Nevada, and California. Public utility rates, practices, facilities, and service territories of Southwest are subject to regulatory oversight. The timing and amount of rate relief can materially impact results of operations. Natural gas purchases and the timing of related recoveries can materially impact liquidity. Centuri, a 96.6% owned subsidiary, is a comprehensive construction services enterprise dedicated to meeting the growing demands of North American utilities, energy and industrial markets. Centuri derives revenue from installation, replacement, repair, and maintenance of energy distribution systems, and developing industrial construction solutions primarily for energy services utilities. Centuri operations occur in 20 major markets in the U.S. and within the Canadian provinces of British Columbia and Ontario, and are generally conducted under the business names of NPL Construction Co. (“NPL”), NPL Canada Ltd. (“NPL Canada”, formerly Link-Line Contractors Ltd.), W.S. Nicholls Construction, Inc. and related companies (“W.S. Nicholls”), and Brigadier Pipelines Inc. (“Brigadier”). In May 2016, Centuri completed the acquisition of two privately held, affiliated construction businesses: Enterprise Trenchless Technologies, Inc. and ETTI Holdings (collectively, “ETTI”). ETTI is operated as part of Brigadier. See Acquisition of Construction Services Businesses below for more information. In January 2017, W.S. Nicholls began conducting business as WSN Fabrication, a division of NPL Canada Ltd.

Basis of Presentation.    The Company follows generally accepted accounting principles in the United States (“U.S. GAAP”) in accounting for all of its businesses. Unless specified otherwise, all amounts are in U.S. dollars. Accounting for natural gas utility operations conforms with U.S. GAAP as applied to rate-regulated companies and as prescribed by federal agencies and commissions of the various states in which the utility operates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation.    The accompanying financial statements are presented on a consolidated basis and include the accounts of Southwest Gas Corporation and all subsidiaries as of December 31, 2016 (except those accounted for using the equity method as discussed further below). All significant intercompany balances and transactions have been eliminated with the exception of transactions between Southwest and Centuri in accordance with accounting treatment for rate-regulated entities.

Centuri, through its subsidiaries, holds a 65% interest in a venture to market natural gas engine-driven heating, ventilating, and air conditioning (“HVAC”) technology and products. Centuri consolidates the entity (IntelliChoice Energy, LLC).

Centuri, through its subsidiaries, holds a 50% interest in W.S. Nicholls Western Construction LTD. (“Western”), a Canadian construction services company that is a variable interest entity. Centuri determined that it is not the primary beneficiary of the entity due to a shared-power structure; therefore, Centuri does not consolidate the entity and has recorded its investment, and results related thereto, using the equity method. The investment in Western totaled $10.8 million at December 31, 2015 and 2016. Both periods include the impacts of foreign currency exchange translation adjustments. Dividends of $500,000 were received from Western during 2016 with no impact on earnings. No dividends were received from Western in 2015. A management fee was paid by Western to its partners, including W.S. Nicholls, in accordance with underlying agreements. The equity method investment in Western is included in Other Property and Investments in the Consolidated Balance Sheets. Centuri’s maximum exposure to loss as a result of its involvement with Western is estimated at $35.8 million. The estimated maximum exposure to loss represents the maximum loss that would be absorbed by Centuri in the event that all of the assets of Western were deemed to be worthless. Centuri recorded earnings of $69,000 from this investment in 2016, which is included in Other Income (deductions) in the Consolidated Statements of Income.

In addition, Centuri, through its subsidiaries, has a 25% interest in CCI-TBN Toronto, Inc. and a 50% interest in Matheson-Nicholls Joint Venture, which are also equity method investments.

Net Utility Plant.    Net utility plant includes gas plant at original cost, less the accumulated provision for depreciation and amortization, plus the unamortized balance of acquisition adjustments. Original cost includes contracted services, material, payroll and related costs such as taxes and benefits, general and administrative expenses, and an allowance for funds used during construction, less contributions in aid of construction.

Other Property and Investments.    Other property and investments includes (thousands of dollars):

	2016	2015
Centuri property, equipment, and intangibles	$451,114	$423,369
Centuri accumulated provision for depreciation and amortization	(228,374)	(221,028)
Net cash surrender value of COLI policies	106,744	99,276
Other property	12,859	11,914

Total	$342,343	$313,531

Deferred Purchased Gas Costs.    The various regulatory commissions have established procedures to enable Southwest to adjust its billing rates for changes in the cost of natural gas purchased. The difference between the current cost of gas purchased and the cost of gas recovered in billed rates is deferred. Generally, these deferred amounts are recovered or refunded within one year.

Prepaids and other current assets.    Prepaids and other current assets includes gas pipe materials and operating supplies of $30 million in 2016 and $24 million in 2015 (carried at weighted average cost). Also included is natural gas stored underground and liquefied natural gas (both carried at weighted average cost), in addition to prepaid assets.

Income Taxes.    The asset and liability method of accounting is utilized for the recognition of income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. For regulatory and financial reporting purposes, investment tax credits (“ITC”) related to gas utility operations are deferred and amortized over the life of related fixed assets. As of December 31, 2016, the Company had cumulative earnings of approximately $5 million in its foreign jurisdiction. However, management intends to permanently reinvest any foreign earnings in Canada. See Note 12 – Income Taxes for further information.

Cash and Cash Equivalents.    For purposes of reporting consolidated cash flows, cash and cash equivalents include cash on hand and financial instruments with a purchase-date maturity of three months or less. In general, cash and cash equivalents fall within Level 1 (quoted prices for identical financial instruments) of the three-level fair value hierarchy that ranks the inputs used to measure fair value by their reliability. However, cash and cash equivalents also includes money market fund investments totaling approximately $5.3 million and $250,000 at December 31, 2016 and 2015, respectively, which fall within Level 2 (significant other observable inputs) of the fair value hierarchy, due to the asset valuation methods used by money market funds.

Significant non-cash investing activities for the natural gas operations segment included the following: Upon contract expiration, customer advances of approximately $6.5 million, $3.1 million, and $8.1 million during 2016, 2015, and 2014, respectively, were applied as contributions toward utility construction activity and represent non-cash investing activity. In 2014, investing activities included an $18.9 million non-cashinvesting outflow due to the equity of the noncontrolling interest  associated with businesses acquired. In addition, a non-cash investing outflow activity of $10.8 million in 2014 related to acquisition consideration payable. This outflow activity was recorded in investing activities in 2015 as Acquisition of businesses, net of cash acquired.

Goodwill.    Goodwill is assessed for impairment annually, as required by U.S. GAAP, or otherwise, if circumstances indicate impairment to the carrying value of goodwill may have occurred. The goodwill impairment analysis is conducted in the 4th quarter each year and may start with an assessment of qualitative factors (Step 0) to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the qualitative factors, management determines that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, or if management does not perform a qualitative assessment, a Step 1 impairment test will be performed. Management considered the qualitative factors and the evidence obtained and determined that it is not more likely than not that the fair value of our reporting units are less than their carrying amounts in either 2015 or 2016. Thus, no impairment was recorded in either year. One of the businesses associated with the ETTI acquisition in 2016 (further discussion below) was acquired via asset purchase. As a result, goodwill associated with ETTI is expected to be deductible for tax purposes.

	Natural Gas Operations	Construction Services	Consolidated
(In thousands of dollars)
December 31, 2015	$10,095	$116,050	$126,145
Additional goodwill from ETTI acquisition	—	10,726	10,726
Foreign currency translation adjustment	—	3,112	3,112

December 31, 2016	$10,095	$129,888	$139,983

Goodwill from the ETTI acquisition consists of the excess of purchase price over the fair value of the acquired net assets and represents the value of the assembled workforce and the estimated economic value attributable to future opportunities that will arise based on the strong financial performance of the combined entities.

Acquisition of Construction Services Businesses.    In May 2016, Centuri completed the acquisition of ETTI, which is based in Lisbon Falls, Maine, and has a primary focus on underground utility installation using horizontal directional drilling technology. The acquisition of ETTI will provide complementary operational support to, and be operated as part of, Brigadier, expanding operations into Maine. Neither the acquisition itself nor the impacts to assets and operations were material to the construction services segment or the Company at December 31, 2016.

Assets acquired in the transaction were recorded at their acquisition date fair values. The final purchase accounting is complete. The final estimated fair values of assets acquired as of May 6, 2016, the acquisition date, are as follows (in millions of dollars):

Acquisition Date
Property, plant and equipment	$4.3
Intangible assets	2.9
Goodwill	10.7

Total assets acquired	$17.9

The purchase price consisted of $17 million in cash on the acquisition date with the remaining amount being deferred over four years.

Intangible Assets.    Intangible assets (other than goodwill) are amortized using the straight-line method to reflect the pattern of economic benefits consumed over the estimated periods benefited. The recoverability of intangible assets is evaluated when events or circumstances indicate that a revision of estimated useful lives is warranted or that an intangible asset may be impaired. Intangible assets are primarily associated with construction services businesses acquired in 2014 and have finite lives. Centuri has $37.7 million and $36.8 million of intangible assets (varies due to foreign currency translation) at December 31, 2016 and 2015, respectively, as detailed in the following table (thousands of dollars):

December 31, 2016	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships	$34,033	$(3,906)	$30,127
Trade names and trademarks	9,349	(2,565)	6,784
Customer contracts backlog	1,656	(1,656)	—
Noncompete agreement	1,029	(271)	758

Total	$46,067	$(8,398)	$37,669

December 31, 2015
Customer relationships	$31,226	$(2,070)	$29,156
Trade names and trademarks	8,621	(1,331)	7,290
Customer contracts backlog	1,606	(1,606)	—
Noncompete agreement	437	(110)	327

Total	$41,890	$(5,117)	$36,773

The intangible assets (other than goodwill and software-related intangibles) are included in Other property and investments in the Consolidated Balance Sheets. The estimated future amortization of the intangible assets for the next five years is as follows (in thousands):

2017	$3,339
2018	3,126
2019	2,463
2020	2,395
2021	2,269

See Note 2 – Utility Plant and Leases for additional information regarding natural gas operations intangible assets.

Accumulated Removal Costs.    Approved regulatory practices allow Southwest to include in depreciation expense a component to recover removal costs associated with utility plant retirements. In accordance with the Securities and Exchange Commission (“SEC”) position on presentation of these amounts, management reclassifies estimated removal costs from accumulated depreciation to accumulated removal costs within the liabilities section of the Consolidated Balance Sheets. Amounts fluctuate between periods depending on the level of replacement work performed, the estimated cost of removal in rates and the actual cost of removal experienced.

Gas Operating Revenues.    Revenues are recorded when customers are billed. Customer billings are based on monthly meter reads and are calculated in accordance with applicable tariffs and state and local laws, regulations, and agreements. An estimate of the margin associated with natural gas service provided, but not yet billed, to residential and commercial customers from the latest meter reading date to the end of the reporting period is also recognized as accrued utility revenue. Revenues also include the net impacts of margin tracker/decoupling accruals. All of Southwest’s service territories have decoupled rate structures (alternative revenue programs), which are designed to eliminate the direct link between volumetric sales and revenue, thereby mitigating the impacts of unusual weather variability and conservation on margin.

The Company acts as an agent for state and local taxing authorities in the collection and remission of a variety of taxes, including sales and use taxes and surcharges. These taxes are not included in gas operating revenues. Management uses the net classification method to report taxes collected from customers to be remitted to governmental authorities.

Construction Revenues.    The majority of Centuri contracts are performed under unit-price contracts. Generally, these contracts state prices per unit of installation. Typical installations are accomplished in a few weeks or less. Revenues are recorded as installations are completed. Long-term fixed-price contracts use the percentage-of-completion method of accounting and, therefore, take into account the cost, estimated earnings, and revenue to date on contracts not yet completed. The amount of revenue recognized on fixed-price contracts is based on costs expended to date relative to anticipated final contract costs. Revisions in estimates of costs and earnings during the course of work are reflected in the accounting period in which the facts requiring revision become known. If a loss on a contract becomes known or is anticipated, the entire amount of the estimated ultimate loss is recognized at that time in the financial statements. Some unit-price contracts contain caps that if encroached, trigger revenue and loss recognition similar to a fixed-price contract model.

Construction Expenses.    The construction expenses classification in the income statement includes payroll expenses, office and equipment rental costs, subcontractor expenses, training, job-related materials, gains and losses on equipment sales, and professional fees of Centuri.

Net Cost of Gas Sold.    Components of net cost of gas sold include natural gas commodity costs (fixed-price and variable-rate), pipeline capacity/transportation costs, and actual settled costs of natural gas derivative instruments. Also included are the net impacts of PGA deferrals and recoveries, which by their inclusion, result in net cost of gas sold overall that is comparable to amounts included in billed gas operating revenues. Differences between amounts incurred with suppliers, transmission pipelines, etc. and those already included in customer rates, are temporarily deferred in purchased gas adjustment accounts pending inclusion in customer rates.

Operations and Maintenance Expense.    For financial reporting purposes, operations and maintenance expense includes Southwest’s operating and maintenance costs associated with serving utility customers, uncollectible expense, administrative and general salaries and expense, employee benefits expense, and legal expense (including injuries and damages).

Depreciation and Amortization.    Utility plant depreciation is computed on the straight-line remaining life method at composite rates considered sufficient to amortize costs over estimated service lives, including components which compensate for removal costs (net of salvage value), and retirements, as approved by the appropriate regulatory agency. When plant is retired from service, the original cost of plant, including cost of removal, less salvage, is charged to the accumulated provision for depreciation. Other regulatory assets, including acquisition adjustments, are amortized when appropriate, over time periods authorized by regulators. Nonutility and construction services-related property and equipment are depreciated on a straight-line method based on the estimated useful lives of the related assets. During the third quarter of 2016, Centuri evaluated the estimated useful lives of its depreciable assets, and in so doing determined that certain equipment lives should be extended. This change in estimate reduced 2016 depreciation by approximately $4 million. Costs and gains related to refunding utility debt and debt issuance expenses are deferred and amortized over the weighted-average lives of the new issues and become a component of interest expense. See also discussion regarding Accumulated Removal Costs above.

Allowance for Funds Used During Construction (“AFUDC”).    AFUDC represents the cost of both debt and equity funds used to finance utility construction. AFUDC is capitalized as part of the cost of utility plant. The debt portion of AFUDC is reported in the Consolidated Statements of Income as an offset to net interest deductions and the equity portion is reported as other income. Utility plant construction costs, including AFUDC, are recovered in authorized rates through depreciation when completed projects are placed into operation, and general rate relief is requested and granted.

	2016	2015	2014
(In thousands)
AFUDC:
Debt portion	$1,175	$1,666	$1,228
Equity portion	2,289	3,008	1,995

AFUDC capitalized as part of utility plant	$3,464	$4,674	$3,223

AFUDC rate	7.35%	7.32%	7.73%

Other Income (Deductions).    The following table provides the composition of significant items included in Other income (deductions) on the consolidated statements of income (thousands of dollars):

	2016	2015	2014
Change in COLI policies	$7,400	$(500)	$5,300
Interest income	1,849	2,173	2,602
Equity AFUDC	2,289	3,008	1,995
Foreign currency transaction gain (loss)	(22)	(824)	(178)
Equity in earnings of unconsolidated investment - Western	69	310	107
Miscellaneous income and (expense)	(2,116)	(1,288)	(2,719)

Total other income (deductions)	$9,469	$2,879	$7,107

Included in the table above is the change in cash surrender values of company-owned life insurance (“COLI”) policies (including net death benefits recognized). These life insurance policies on members of management and other key employees are used by the Company to indemnify itself against the loss of talent, expertise, and knowledge, as well as to provide indirect funding for certain nonqualified benefit plans. Current tax regulations provide for tax-free treatment of life insurance (death benefit) proceeds. Therefore, changes in the cash surrender value components of COLI policies, as they progress towards the ultimate death benefits, are also recorded without tax consequences.

Foreign Currency Translation. Foreign currency-denominated assets and liabilities of consolidated subsidiaries are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of accumulated other comprehensive income within stockholders’ equity. Results of operations of foreign subsidiaries are translated using the monthly weighted-average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions are included in other income (expense). Gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are reported in other comprehensive income, if applicable.

Earnings Per Share.    Basic earnings per share (“EPS”) in each period of this report were calculated by dividing net income attributable to Southwest Gas Corporation by the weighted-average number of shares outstanding during those periods. Diluted EPS includes additional weighted-average common stock equivalents (stock options, performance shares, and restricted stock units). Unless otherwise noted, the term “Earnings Per Share” refers to Basic EPS. A reconciliation of the denominator used in the Basic and Diluted EPS calculations is shown in the following table.

	2016	2015	2014
(In thousands)
Average basic shares	47,469	46,992	46,494
Effect of dilutive securities:
Stock options	1	8	17
Performance shares	124	171	215
Restricted stock units	220	212	218

Average diluted shares	47,814	47,383	46,944

Recently Issued Accounting Standards Updates.    In May 2014, the Financial Accounting Standards Board (“FASB”) issued the update “Revenue from Contracts with Customers (Topic 606).” The update replaces much of the current guidance regarding revenue recognition including most industry-specific guidance. In accordance with the update, an entity will be required to identify the contract with the customer, identify the performance obligations in the contract, determine the transaction price, allocate the transaction price to the performance obligations in the contract, and recognize revenue when (or as) the entity satisfies a performance obligation. In addition to the new revenue recognition requirements, entities will be required to disclose sufficient information to enable users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Entities may choose between two retrospective transition methods when applying the update. In July 2015, the FASB approved a one-year deferral of the effective date (annual periods beginning after December 15, 2017). In March, April, May, and December of 2016, the FASB issued updates to Topic 606 related to “Principal versus Agent Considerations (Reporting Revenue Gross versus Net)”, “Identifying Performance Obligations and Licensing”, “Narrow-Scope Improvements and Practical Expedients”, and certain “Technical Corrections and Improvements”. The amendments in the first two updates, respectively, provide guidance when another party, along with the entity, is involved in providing a good or service to a customer, and provide clarification with regard to identifying performance obligations and of the licensing implementation guidance in Topic 606. The third update includes improvements to the guidance on collectability, noncash consideration, and completed contracts at transition. In addition, a practical expedient is provided for contract modifications at transition and an accounting policy election related to the presentation of sales taxes and other similar taxes collected from customers. The fourth update affects narrow aspects of the guidance as issued to date. The combined amendments do not change the core principles of the guidance in Topic 606. Management plans to adopt all of these updates at the required adoption date, which is for interim and annual reporting periods commencing January 2018.

Management has substantially completed the evaluation of the sources of revenue and are currently assessing the effect of the new guidance on the financial position, results of operations and cash flows. The assessment is contingent, in part, upon the completion of deliberations currently in progress by the utility industry, notably in connection with efforts to produce an accounting guide intended to be developed by the American Institute of Certified Public Accountants (“AICPA”). In association with this undertaking, the AICPA formed a number of industry task forces, including a Power & Utilities (“P&U”) Task Force, on which Company personnel actively participate via formal membership. Industry representatives and organizations, the largest auditing firms, the AICPA’s Revenue Recognition Working Group and its Financial Reporting Executive Committee have undertaken, and continue to undertake, consideration of several items relevant to the utility industry. Where applicable or necessary, the FASB’s Transition Resource Group (TRG) is also participating. Currently, the industry is working to address several items including the evaluation of collectability from customers if a utility has regulatory mechanisms to help assure recovery of uncollected accounts from ratepayers and the accounting for funds received from third parties to partially or fully reimburse the cost of construction of an asset. Currently, a timeline for the resolution of these deliberations has not been established. Southwest is actively working with its peers in the rate-regulated natural gas industry and with the public accounting profession to conclude on the accounting treatment for several other issues that are not expected to be addressed by the P&U Task Force.

As of December 31, 2016, the construction services segment has substantially completed the evaluation of sources of revenue and is currently assessing the effect of the new guidance on financial position, results of operations and cash flows. The principals of the new revenue recognition guidance are very similar to existing guidance for construction contractors. Similar to the P&U Task Force noted above, the AICPA formed the Engineering and Construction Contractors Task Force to assist the construction industry with implementing the new guidance. The accounting guide the AICPA intends to release is expected to provide implementation guidance related to several issues including 1) combining contracts and separating performance obligations; 2) estimating change orders, incentives, penalties, liquidated damages and other variable consideration items and 3) acceptable measures of progress when recognizing revenue over time.

Given the uncertainty with respect to the conclusions that might arise from the deliberations on issues associated with both the natural gas and construction services segments, the Company is currently unable to determine the effect the new guidance will have on its financial position, results of operations, cash flows, business processes, or the transition method it will utilize to adopt the new guidance.

In January 2016, the FASB issued the update “Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities” in order to improve the recognition and measurement of financial instruments. The update makes targeted improvements to existing U.S. GAAP by: 1) requiring equity investments to be measured at fair value with changes in fair value recognized in net income; 2) requiring the use of the exit price notion when measuring the fair value of financial instruments for disclosure purposes; 3) requiring separate presentation of financial assets and financial liabilities by measurement category and form of financial asset on the balance sheet or the accompanying notes to the financial statements; 4) eliminating the requirement to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet; and 5) requiring a reporting entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in instrument-specific credit risk when the organization has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. The update is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. All entities can early adopt the provision to record fair value changes for financial liabilities under the fair value option resulting from instrument-specific credit risk in other comprehensive income. Management is evaluating what impact, if any, this update might have on its consolidated financial statements and disclosures.

In February 2016, the FASB issued the update “Leases (Topic 842)”. Under the update, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date:

•	A lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and
•	A right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term.

Under the new guidance, lessor accounting is largely unchanged. Certain targeted improvements were made to align, where necessary, lessor accounting with the lessee accounting model and Topic 606, Revenue from Contracts with Customers. Though companies have historically been required to make disclosures regarding leases and of contractual obligations, leases (with terms longer than a year) will no longer exist off-balance sheet. Lessees (for capital and operating leases) and lessors (for sales-type, direct financing, and operating leases) must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The modified retrospective approach would not require any transition accounting for leases that expired before the earliest comparative period presented. Lessees and lessors may not apply a full retrospective transition approach. Early application is permitted. Management currently plans to adopt the update at the required adoption date, which is for interim and annual reporting periods commencing January 1, 2019. Existing leases have been documented by both segments and management is in the process of determining if special software will be necessary to implement the standard. In addition, management is evaluating the potential impacts of various natural gas industry-related issues in light of the leasing standard. Given the uncertainty with respect to the conclusions that might arise from these deliberations, management is currently unable to determine the effect the new guidance will have on its financial position, results of operations, cash flows, or business processes.

In March 2016, the FASB issued the update “Compensation – Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting”. The amendments are intended to improve the accounting for employee share-based payments and affect all organizations that issue share-based payment awards to their employees. The update requires the recording of all of the tax effects related to share-based payments at settlement (or expiration) through the income statement. Currently, tax benefits in excess of compensation cost (“windfalls”) are recorded in equity, and tax deficiencies (“shortfalls”) are recorded in equity to the extent of previous windfalls, and then recorded in the income statement. While the simplification will reduce some of the administrative complexities by eliminating the need to track a “windfall pool,” it will increase the volatility of income tax expense. The update also allows entities to withhold shares for the employee tax burden up to the employees’ maximum individual tax rate in the relevant jurisdiction without resulting in a liability classification of the award (currently such withholding is limited to the employer’s minimum statutory withholding). The update clarifies that all cash payments made to taxing authorities on the employees’ behalf for withheld shares should be presented as financing activities on the statement of cash flows. Also, the update requires all tax-related cash flows resulting from share-based payments be reported as operating activities on the statement of cash flows, a change from the current requirement to present windfall tax benefits as an inflow from financing activities and an outflow from operating activities. The update is effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. Management issues share-based payment awards to its employees. The update was adopted by management in January 2017.

In June 2016, the FASB issued the update “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments”. The update amends guidance on reporting credit losses for financial assets held at amortized cost basis and available for sale debt securities. For assets held at amortized cost basis, the update eliminates the “probable” threshold for initial recognition of credit losses in current U.S. GAAP and, instead, requires an entity to reflect its current estimate of all expected credit losses. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial asset to present the net amount expected to be collected. For available for sale debt securities, credit losses should be measured in a manner similar to current U.S. GAAP, however the update will require that credit losses be presented as an allowance rather than as a write-down. This update affects entities holding financial assets and net investment in leases that are not accounted for at fair value through net income. The update affects loans, debt securities, trade receivables, net investments in leases, off-balance sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The update is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. All entities may adopt the amendments in this update earlier as of fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Management is evaluating what impact, if any, this update might have on its consolidated financial statements and disclosures.

In August 2016, the FASB issued the update “Classification of Certain Cash Receipts and Cash Payments”. This update addresses the following specific cash flow issues: debt prepayment or debt extinguishment costs; settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance (“COLI”) policies; distributions received from equity method investees; beneficial interests in securitization transactions; and separately identifiable cash flows, including identification of the predominant nature in cases where cash receipts and payments have aspects of more than one class of cash flows. The update is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted. Management is evaluating the impacts this update might have on its consolidated cash flow statements and disclosures.

In October 2016, the FASB issued the update “Accounting for Income Taxes: Intra-Entity Asset Transfers of Assets Other than Inventory.” This update eliminates the current U.S. GAAP exception for all intra-entity sales of assets other than inventory. As a result, a reporting entity would recognize the tax expense from the sale of the asset in the seller’s tax jurisdiction when the transfer occurs, even though the pre-tax effects of that transaction are eliminated in consolidation. Any deferred tax asset that arises in the buyer’s jurisdiction would also be recognized at the time of the transfer. The update is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted; however, the guidance can only be adopted in the first interim period of a fiscal year. The modified retrospective approach will be required for transition to the new guidance, with a cumulative-effect adjustment recorded in retained earnings as of the beginning of the period of adoption. Management is evaluating the impacts this update might have on its consolidated financial statements.

In October 2016, the FASB issued the update “Consolidation (Topic 810): Interests Held through Related Parties That Are under Common Control.” The amendments affect reporting entities that are required to evaluate whether they should consolidate a variable interest entity in certain situations involving entities under common control. The update is effective for fiscal and interim periods beginning after December 15, 2016. Management has determined that this update is not impactful to its consolidated financial statements.

In January 2017, the FASB issued the update “Intangibles – Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment.” The update eliminates Step 2 from the goodwill impairment test. The annual, or interim, goodwill impairment test is performed by comparing the fair value of a reporting unit with its carrying amount. An impairment charge should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. In addition, income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit should be considered when measuring the goodwill impairment loss, if applicable. The update also eliminates the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment and, if it fails that qualitative test, to perform Step 2 of the goodwill impairment test. An entity still has the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary. The amendments should be applied on a prospective basis. The update is effective for fiscal and interim periods beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. Management has determined that this update would have had no impact on the consolidated financial statements for the periods presented if it had been effective during those periods.

Subsequent Events.    Management monitors events occurring after the balance sheet date and prior to the issuance of the financial statements to determine the impacts, if any, of events on the financial statements to be issued or disclosures to be made, and has reflected them where appropriate.